Exhibit 10.4

AMENDMENT TO THE AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
WHEELER REIT, L.P.

March 12, 2021

Pursuant to the Amended and Restated Agreement of Limited Partnership of Wheeler REIT, L.P., as amended (the “Partnership Agreement”), the General Partner hereby amends the Partnership Agreement as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Partnership Agreement, including any amendments thereto.

2. The Joinder to the Amended and Restated Agreement of Limited Partnership of Wheeler REIT, L.P., as amended dated as of December 22, 2020 is hereby deleted in its entirety.

3. Full Force and Effect. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation

By:	/s/ Daniel Khoshaba
Name:	Daniel Khoshaba
Title:	Chief Executive Officer